Exhibit 99.1

© 2015 Majesco Limited. All rights reserved 1 Investor Presentation – December 2016 Ketan Mehta, CEO & Co - founder

© 2015 Majesco Limited. All rights reserved 2 Disclaimer and Cautionary Statement This presentation contains forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act . Forward - looking statements include any statements of the plans, strategies and objectives of management for future operations, including financial results and the execution of integration plans ; any statements concerning proposed new products, services or developments ; any statements regarding future economic conditions or performance ; statements of belief and any statement of assumptions underlying any of the foregoing . These forward - looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty . These forward - looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur . Furthermore, if such forward - looking statements prove to be inaccurate, the inaccuracy may be material . In light of the significant uncertainties in these forward - looking statements, you should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all . These forward - looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1 A – Risk Factors” in Majesco’s Annual Report on Form 10 - K . Important factors that could cause actual results to differ materially from those described in forward - looking statements contained in this presentation include, but are not limited to : integration risks ; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters ; technology development risks ; intellectual property rights risks ; competition risks ; additional scrutiny and increased expenses as a result of being a public company ; the financial condition, financing requirements, prospects and cash flow of Majesco ; loss of strategic relationships ; changes in laws or regulations affecting the insurance industry in particular ; restrictions on immigration ; the ability and cost of retaining and recruiting key personnel ; the ability to attract new clients and retain them and the risk of loss of large customers ; continued compliance with evolving laws ; customer data and cybersecurity risk ; and Majesco’s ability to raise capital to fund future growth . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation . Majesco disclaims any obligation to publicly update or release any revisions to these forward - looking statements, whether as a result of new information, future events or otherwise, after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law .

© 2015 Majesco Limited. All rights reserved 3 The New Majesco

© 2015 Majesco Limited. All rights reserved 4 Majesco enables the business transformation of Property & Casualty, Life, Annuity & Group Insurers globally by delivering core insurance software, consulting and services Majesco Mission

© 2015 Majesco Limited. All rights reserved 5 Executive Summary Insurance Technology is a Growth Market Industry Analysts Rated Majesco Among Top 3 Players Compelling Growth Strategy with Ambition to Double Revenue in Three Years Majesco Business Model

© 2015 Majesco Limited. All rights reserved 6 Majesco - A Dominant Insurance Solutions Provider 2000 Employees Globally Founded In 1992 Over 140 Customers Top 3 Vendor NA – 88% UK - 6% APAC - 6% P&C Insurance Revenue growth @ 35.5% CAGR (FY 2012 - 15) NYSE MKT : MJCO

© 2015 Majesco Limited. All rights reserved 7 Majesco Differentiated Business Model Business Mix (FY 2015) Client Centric Comprehensive Solution Portfolio Proven Cloud Solution Delivery Accountability Segment % of Revenue Consulting & Services 54% Cloud - Recurring Revenue 6% Cloud - Services 12% License 9% Maintenance 19% Line of Business % of Revenue Property & Casualty 83% Life & Annuities 13% Non - Insurance 4% Nature of Revenue % of Revenue Recurring - Contractual 27% Recurring - Customary 22% Non - Recurring 51% On a combined basis for Majesco FYE 03/31/2015 and Cover - All Technologies calendar year end 12/31/2014

© 2015 Majesco Limited. All rights reserved 8 Competitive landscape favors vendors with scale, breadth and depth of solutions that address market disruption • US P&C Insurance Market* - $9.25B addressable market opportunity • More than 2000 Insurers - over 75% have not modernized platform in last 5 years • t Insurance: A Large, Diverse and Changing Market * Source of data - Novarica

© 2015 Majesco Limited. All rights reserved 9 Disruption in the Market Convergence of Multiple Trends and Changes are Disrupting Insurance Business Models ... Requiring Business Transformation

© 2015 Majesco Limited. All rights reserved 10 Majesco Market Focus From modernization to optimization to new startups and innovation … Majesco solutions deliver business value New Startups – Market Entry Mid - Size – Compete & Grow Large – New Initiatives NEWCO - Direct to Consumer UK Start up Insurance Company

© 2015 Majesco Limited. All rights reserved 11 Majesco Solution Portfolio Consulting P&C Software Enterprise Software L&A Software Data Services Digital Services Cloud Services Content & Bureau Services Development and Testing Services Partner Ecosystem Breadth of Solutions Across All Lines of Business Depth of Solutions from Consulting, Software and Services

© 2015 Majesco Limited. All rights reserved 12 Striving to be the leader in each of the core software areas P&C Core Enterprise Solutions L&A Core #3 – Policy Visionary: Claims Top 3 – Business Analytics # 1 – Billing Top 3 – Distribution Top 3 - DigitalConnect Top 3 - Group Majesco Software Market Leadership Striving to be the leader in each of the core software areas Industry Recognition Solutions Majesco’s Current Leadership Position

© 2015 Majesco Limited. All rights reserved 13 Striving to be the leader in each of the core software areas Majesco Software Market Leadership Majesco Growth over the years 2007 10+ Customers 2008 35+ Customers 2013 80+ Customers 2015 140+ Customers Five successful M&A and integration in the last 10 years Acquisition of Vector Technologies Acquisition of STG and DFTK Acquisition of SEG Acquisition of Agile Technologies business and merger with Cover - All Technologies 2005 3 Customers

© 2015 Majesco Limited. All rights reserved 14 Majesco Cloud Solutions Over 27 Cloud Customers. Represents 18% of Revenues for FY15.

© 2015 Majesco Limited. All rights reserved 15 FY2012 Revenues $75.9 million FY2015 Revenues 1 $106.4 million Revenues by Customers FY2015 1 Top 5 24.9% Top 10 38.4% Insurance Revenues CAGR Revenues ($ million) by line of business Revenues ($ million ) by business composition P&C Segment Revenues CAGR 35.5% Organic three year CAGR of ~ 20% in P&C 1 - On a combined basis for Majesco FYE 03/31/2015 and Cover - All Technologies calendar year end 12/31/2014 Majesco Track Record

© 2015 Majesco Limited. All rights reserved 16 Three Year Financial Goals Fiscal 2018 Annual Goals Revenues $200 - $225m 3 yr. Revenue CAGR 23% - 28% Operating EBIT % 9% - 10% Adjusted EBITDA* % 12% - 14% Growth Outcomes Order book growth based on the deals we close Establish integration synergies and implementation success Optimize the organization to scale growth Market Penetration Revenue Growth Profitability Growth Three Years * EBITDA before stock based compensation

© 2015 Majesco Limited. All rights reserved 17 Growth Drivers New Client Acquisition Cross Sale 140 Customers Cloud Growth M&A L&A / Group Insurance

© 2015 Majesco Limited. All rights reserved 18 Majesco FY16 – Building Momentum in First 6 Months Revenue (April – Sept 2015) Growth of 43% on Y - on - Y Basis Organic Revenue G rowth of 13.4% During the Same Period Nine New L ogo Wins and Three Upsell/Cross Sells to Existing C lients Successful Integration of Cover - All Technologies Increase in SG&A and R&D Investments by 53% Y - on - Y Basis Launch of Majesco Business Analytics Software Extension of Partnership with Deloitte Consulting LLP M ajesco Claims Recognized as ‘Visionary’ in Gartner’s Magic Quadrant for P&C Claims Management Modules Strategic Win – QBE, A mong T op 20 Insurers Globally, Selected Majesco as a Strategic Platform for Transformation of NA Specialty Division

© 2015 Majesco Limited. All rights reserved 19 Majesco FY16 Success – 9 New Customers Breadth of Solutions Across All Lines of Business Depth of Solutions from Consulting, Software and Services Market Segments Solution Portfolio Start - ups Mid - Market 5 Wins Tier 1 4 Wins L&A Solutions 1 Win P&C Solutions 6 Wins Enterprise Solutions 2 Wins Cloud 2 Wins Fiscal 2016 Year - to - Date Revenues Increased 42.9 % to $51.4 million Cloud Solution

© 2015 Majesco Limited. All rights reserved 20 Investment Considerations Exciting Market Opportunity Leading Solution Portfolio Cloud Market Growth Experienced Management Team Strong, Diverse Customer Base

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